                     STATEMENT OF ADDITIONAL INFORMATION

                          FAIRPORT MIDWEST GROWTH FUND
                (formerly known as Roulston Midwest Growth Fund)

                       FAIRPORT GROWTH AND INCOME FUND
             (formerly known as Roulston Growth and Income Fund)

                       FAIRPORT GOVERNMENT SECURITIES FUND
             (formerly known as Roulston Government Securities Fund)

                                 Three Funds of
                                 FAIRPORT FUNDS

                               Investment Adviser:
                            ROULSTON & COMPANY, INC.


         This Statement of Additional Information is not a prospectus and relates to FAIRPORT MIDWEST GROWTH FUND (the "MIDWEST GROWTH FUND"), FAIRPORT GROWTH AND INCOME FUND (the "GROWTH AND INCOME FUND"), and FAIRPORT GOVERNMENT SECURITIES FUND (the "GOVERNMENT FUND"). The MIDWEST GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT FUND are sometimes referred to individually as a "Fund" and collectively as the "Funds".

         The name changes for the Trust and its Funds as noted above were approved by unanimous vote of the Board of Trustees, in accordance with the Trust's Declaration of Trust and By-Laws, on February 22, 1996 and will become effective as of the date hereof.


         This Statement of Additional Information is intended to provide additional information regarding the activities and operations of FAIRPORT FUNDS (the "Trust") and should be read in conjunction with the Funds' Prospectus dated March 1, 1996. The Prospectus may be obtained through the Trust's
Distributor, Roulston Research Corp., 4000 Chester Avenue, Cleveland, Ohio 44103 (the "Distributor").

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                March 1, 1996

                                  MARCH 1, 1996


                                TABLE OF CONTENTS

THE TRUST.................................................................   B-2

ADDITIONAL INFORMATION ON
   PERMITTED INVESTMENTS AND RELATED RISK FACTORS.........................   B-2

ADDITIONAL INVESTMENT LIMITATIONS.........................................   B-9

MANAGEMENT OF THE TRUST...................................................  B-12

PRINCIPAL HOLDERS OF SECURITIES...........................................  B-22

INVESTMENT ADVISORY AND OTHER SERVICES....................................  B-12

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................  B-22

NET ASSET VALUE...........................................................  B-23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................  B-23

TAXES.....................................................................  B-23

PERFORMANCE INFORMATION...................................................  B-23

OTHER INFORMATION.........................................................  B-26

                                  APPENDIX "A"

                       DESCRIPTIONS OF SECURITIES RATINGS

                                  APPENDIX "B"

                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1995

                                    THE TRUST

         FAIRPORT FUNDS (formerly THE ROULSTON FAMILY OF FUNDS) (the "Trust") is a diversified, open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994.

         On April 28, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with The Advisors' Inner Circle Fund, a Massachusetts business trust ("Advisors"), FAIRPORT MIDWEST GROWTH FUND (formerly Roulston Midwest Growth Fund), FAIRPORT GROWTH AND INCOME FUND, (formerly Roulston Growth and Income Fund) and FAIRPORT GOVERNMENT SECURITIES FUND (formerly Roulston Government Securities Fund) of the Trust acquired all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund, and the Roulston Government Securities Fund of Advisors (collectively, the "Acquired Funds"), respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to both the operations of the Acquired Funds prior to the Reorganization and to the Funds of the Trust since the Reorganization.

         The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares"). Each share of each Fund represents an equal proportionate interest in that Fund. See "ADDITIONAL INFORMATION--Description of Shares" below. This Statement of Additional Information relates to the Trust's FAIRPORT MIDWEST GROWTH FUND (the "MIDWEST GROWTH FUND"), FAIRPORT GROWTH AND INCOME FUND (the "GROWTH AND INCOME FUND"), and FAIRPORT GOVERNMENT SECURITIES FUND (the "GOVERNMENT FUND"). The MIDWEST GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT FUND are sometimes referred to individually as a "Fund" and collectively as the "Funds".

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                 ADDITIONAL INFORMATION ON PERMITTED INVESTMENTS
                            AND RELATED RISK FACTORS

BANKERS' ACCEPTANCES

         Negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Banker's acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Maturities are generally six months or less. All Funds are permitted to invest in bankers' acceptances.

CERTIFICATES OF DEPOSIT

         A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. All Funds are permitted to invest in certificates of deposit.

TIME DEPOSITS

         A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; a Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. All Funds are permitted to invest in time deposits.

U.S. GOVERNMENT SECURITIES

         The GOVERNMENT FUND may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Such agencies and instrumentalities include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Some of these securities are considered to be "mortgage-related securities" because they represent ownership in a pool of federally insured mortgage loans with maturities of up to 30 years. However, due to scheduled and unscheduled principal payments, such securities have a shorter average maturity and, therefore, less principal volatility than a bond with a comparable maturity. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular pool of mortgages. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Such mortgage-related securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-related securities may offer yields higher than those available from other types of U.S. Government securities, such securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-related security likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-related security originally purchased at a premium to decline in price to its par value, which may result in a loss. The market value and interest yield of these securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

         Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPs"), which are component parts of U.S. Treasury securities traded through the Federal Book-Entry System. Roulston will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPs, Roulston will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper for such Fund. Roulston will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES

         Each Fund may acquire variable and floating rate notes, subject to such Fund's investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by Roulston to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, Roulston will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include governmental agencies, and financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that a Fund is not entitled to receive the principal amount of a note within seven days and there is no established market for such note, such a note will be treated as an illiquid security for purposes of calculation of the 15% limitation on such Fund's investment in illiquid securities.

REPURCHASE AGREEMENTS

         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

FOREIGN INVESTMENT

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

         In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Fund will acquire such securities only when Roulston believes the risks associated with such investments are minimal.

OPTIONS TRADING

         Each of the Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the

Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         In addition, when a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise.

         Although a Fund will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         The Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         As discussed in the Prospectus, each Fund may purchase securities on a "when-issued" or "delayed- delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, such Fund's Custodian will set aside in a separate account cash or high quality liquid debt securities equal to the amount of the commitment. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or high quality liquid debt securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of Roulston to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         When a Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

INVESTMENT COMPANY SHARES

         Each Fund may invest in securities of other investment companies, including shares of money market mutual funds. Since such funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the acquired investment company; more than 5% of the Fund's total assets are invested in securities issued by any one investment company; or more than 10% of the total assets of the Fund in the aggregate are invested in securities of investment companies as a group.

                        ADDITIONAL INVESTMENT LIMITATIONS

         Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding shares.

FUNDAMENTAL RESTRICTIONS

         The following investment restrictions may be changed with respect to a Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined below under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares"). In addition to the investment restrictions set forth in the Prospectus, each Fund may not:

1. Make loans, except that the Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and the Fund may enter into repurchase agreements and engage in securities lending, as described in the Prospectus and this Statement of Additional Information;

2. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

3. Purchase securities on margin, except that a Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

5. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the current Prospectus of the Fund.

NON-FUNDAMENTAL RESTRICTIONS

         The following additional investment restrictions of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of that Fund's net assets would be invested in securities that are illiquid;

2.       Engage in any short sales;

3. Invest more than 10% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

4. Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Trust or of any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities;

5. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets;

6. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act and the rules and regulations thereunder or pursuant to any exemptions therefrom;

7. Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or mineral leases; and

8. Invest more than 5% of its net assets in warrants valued at the lower of cost or market, provided, that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         None of the Funds currently intends to enter into reverse repurchase agreements during the current fiscal year.

CALIFORNIA LIMITATIONS

         The Trust, on behalf of each Fund, has also represented to the California Department of Corporations that (1) in order to comply with applicable regulations, each Fund will acquire or retain securities of other open-end management investment companies if such investments are made in open-end management investment companies sold with no sales commission and such Fund's Investment Adviser waives its management fee with respect to such investments, and (2) it will hold a special meeting of shareholders if such meeting is called by holders of not less than 10% of the shares of the Trust entitled to vote at such meeting. The Trust intends to comply with these undertakings for so long as the Funds have their shares registered for sale in the State of California or such representation is required by the California Department of Corporations.

OHIO LIMITATIONS

         The Trust, on behalf of each Fund, has represented to the Ohio Division of Securities that each Fund will (1) not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization, or acquisition; and (2) limit its investments to 15% of its total assets in securities of any issuer (a) which, together with any predecessors, have a record of less than three years continuous operation or (b) which are restricted as to disposition, including securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). The Trust intends to comply with these representations with respect to each Fund for so long as the Shares of such Fund are registered for sale in the State of Ohio.

NEW MEXICO LIMITATIONS

         The Trust has represented to the Regulation and Licensing Department of the New Mexico Securities Division that the Trust, on behalf of the MIDWEST GROWTH FUND and the GROWTH AND INCOME FUND, will acquire and retain the securities of other open-end investment companies only if such securities are sold with no sales commission and the Trust's Investment Adviser waives its investment advisory fee with respect to such investment. The Trust intends to comply with this undertaking for so long as such Funds have their shares registered for sale in the State of New Mexico or such representation is required by the New Mexico Securities Division.

SOUTH DAKOTA LIMITATIONS

         The Trust has represented to the South Dakota Department of Commerce and Regulation, Division of Securities, that the Trust, on behalf of each Fund, will not invest more than 5% of a Fund's total assets in securities of issuers, which together with any predecessors, have a record of less than three years of continuous operation.

WISCONSIN LIMITATIONS

         The Trust has represented to the Wisconsin Securities Bureau on behalf of the MIDWEST GROWTH FUND and the GROWTH AND INCOME FUND that each such Fund
(1) will limit to 10% of its total assets its investments in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for such securities), and securities of unseasoned issuers, including their predecessors and any unconditional guarantor of such issuer, which have been in operation for less than three years and illiquid equity securities of issuers, including those securities that are subject to legal or contractual restrictions on disposition; provided however, that upon appropriately amending the Funds' prospectus, the Trust reserves the right to increase the 10% limitation described in this paragraph to 15%; and (2) will limit to 10% of its total assets its investments in securities of one or more real estate investment trusts.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

         The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Ohio. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is an "interested person" of the Trust, as that term is defined in the 1940 Act, is indicated by an asterisk. Certain officers of the Trust also serve as Directors and/or officers of Roulston or the Distributor.

  NAME, BUSINESS                                 POSITIONS(S) HELD                PRINCIPAL OCCUPATION(S)
  ADDRESS AND AGE                                  WITH THE TRUST                 DURING PAST FIVE YEARS
=================================================================================================================
* Scott D. Roulston                                    Trustee                  President and Director of
4000 Chester Avenue                                 and President               Roulston & Company, Inc.
Cleveland, Ohio  44103                                                          and Roulston Research Corp.

Age: 38
-----------------------------------------------------------------------------------------------------------------
Thomas V. Chema                                        Trustee                  Partner, Arter & Hadden
1100 Huntington Building                                                        (law firm) since April, 1989;
Cleveland, Ohio  44115                                                          since June 1995, President,
                                                                                Gateway Consultants Group,
Age:  49                                                                        Inc. (sports and related public
                                                                                facilities consulting); from June
                                                                                1990,to June, 1995, Executive
                                                                                Director of Gateway Economic
                                                                                Development Corp. of Greater
                                                                                Cleveland (sports and related
                                                                                facilities public development
                                                                                company).
-----------------------------------------------------------------------------------------------------------------
David H. Gunning                                       Trustee                  Chairman, President and
1001 Lakeside Avenue                                                            Chief Executive Officer of
Cleveland, Ohio  44114                                                          Capitol American Financial
                                                                                Corporation  (insurance
Age:  53                                                                        company) since February, 1993;
                                                                                prior thereto, partner of
                                                                                Jones, Day, Reavis & Pogue
                                                                                (law firm).
-----------------------------------------------------------------------------------------------------------------



Ivan J. Winfield                                       Trustee                  Associate Professor, Baldwin
30901 Ainsworth Drive                                                           Wallace College since 1995;
Pepperpike, Ohio  44124                                                         from 1980 to 1994, Managing
                                                                                Partner, Coopers & Lybrand,
Age:  61                                                                        Northeast Ohio (certified
                                                                                public accounting firm).

-----------------------------------------------------------------------------------------------------------------

  NAME, BUSINESS                                 POSITIONS(S) HELD                PRINCIPAL OCCUPATION(S)
  ADDRESS AND AGE                                  WITH THE TRUST                 DURING PAST FIVE YEARS
=================================================================================================================
James A. Yockey                                     Vice President              Director of Distribution of
4000 Chester Avenue                                                             Roulston & Company, Inc.
Cleveland, Ohio  44103                                                          since January, 1996; From
                                                                                September, 1988 to January,
Age: 49                                                                         1995, Regional Vice
                                                                                President/Senior Vice
                                                                                President, Alliance Capital
                                                                                Management (mutual funds).
-----------------------------------------------------------------------------------------------------------------

Michele R. Fogarty                                    Treasurer                 Since February 1996, Director
4000 Chester Avenue                                                             of Finance, Controller and
Cleveland, Ohio  44103                                                          Treasurer of Roulston &
                                                                                Company, Inc; January, 1994
Age: 34                                                                         to February, 1996, Vice-
                                                                                President-Accounting &
                                                                                Operations, for
                                                                                Carnegie Capital Management
                                                                                Co. and Treasurer of Carnegie
                                                                                Funds Group; prior thereto,
                                                                                Assistant Vice President and
                                                                                Assistant Treasurer for
                                                                                Carnegie Capital Management
                                                                                Co. (financial services/mutual
                                                                                fund companies).

-----------------------------------------------------------------------------------------------------------------

Kathryn G. Balazs                                     Secretary                 Since August, 1994, Senior
4000 Chester Avenue                                                             Vice President and  Director of
Cleveland, Ohio  44103                                                          Mutual Funds Administrations,
                                                                                Roulston & Company, Inc.; from
Age:  49                                                                        February, 1992 to August,
                                                                                1994, Independent Brokerage
                                                                                and Insurance Consultant; from
                                                                                July, 1991, to February, 1992,
                                                                                Administrative Manager for
                                                                                Birchfield Homes, Inc.
                                                                                (residential home builders);
                                                                                prior thereto, Vice President of
                                                                                American Express Information
                                                                                Services/The Shareholder
                                                                                Services Group, Inc.

  NAME, BUSINESS                                 POSITIONS(S) HELD                PRINCIPAL OCCUPATION(S)
  ADDRESS AND AGE                                  WITH THE TRUST                 DURING PAST FIVE YEARS
=================================================================================================================

John P. Norton                                   Assistant Treasurer            Since September, 1986,
4000 Chester Avenue                                                             employee of Roulston &
Cleveland, Ohio 44103                                                           Company, Inc.

Age: 29

-----------------------------------------------------------------------------------------------------------------
Kristin Hay Ives, Esq.                           Assistant Secretary            Partner of the law firm of
Capitol Square, Suite 2100                                                      Baker & Hostetler, counsel
65 East State Street                                                            to the Trust
Columbus, Ohio  43215

Age:  35

         The Trust pays the fees for unaffiliated Trustees (currently $1,000 per Board meeting attended and $4,000 per year retainer). The officers and affiliated Trustee of the Trust receive no compensation for such services, but as employees of Roulston receive compensation from Roulston.

         The following table sets forth information regarding the total compensation paid by the Trust to its Trustees for their services as Trustees during the fiscal year ended October 31, 1995. The Trust has no pension or retirement plans.

COMPENSATION TABLE:

   NAME AND POSITION                             AGGREGATE ESTIMATED                      TOTAL COMPENSATION
    WITH THE TRUST                                   COMPENSATION                         FROM THE TRUST AND
                                                    FROM THE TRUST                        THE FUND COMPLEX *
============================================================================================================
Scott D. Roulston,
Chairman                                                 $ 0                                     $ 0
------------------------------------------------------------------------------------------------------------
Thomas V. Chema,
Trustee                                                $10,000                                 $10,000
------------------------------------------------------------------------------------------------------------
David H. Gunning,
Trustee                                                $10,000                                 $10,000
------------------------------------------------------------------------------------------------------------

   NAME AND POSITION                             AGGREGATE ESTIMATED                      TOTAL COMPENSATION
    WITH THE TRUST                                   COMPENSATION                         FROM THE TRUST AND
                                                    FROM THE TRUST                        THE FUND COMPLEX *
============================================================================================================
Ivan J. Winfield,
Trustee                                                $10,000                                 $10,000
------------------------------------------------------------------------------------------------------------

* For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Funds are currently the only members of their Fund Complex.

         As of the date hereof, all Trustees and Officers of the Trust, as a group, owned fewer than one percent of the shares of each of the Funds.

                         PRINCIPAL HOLDERS OF SECURITIES

         Listed below are the names and addresses of those shareholders and accounts who, as of February 1, 1996, owned 5% or more of the shares of each Fund.

FAIRPORT MIDWEST GROWTH FUND:

    SHAREHOLDER(S)                                       PERCENTAGE OWNED
National City Bank, N.A.                                       5.28%
TRST Akron Porcelain & Plastics
Profit Sharing Plan
P.O. Box 94777
Cleveland, Ohio 44101

FAIRPORT GROWTH AND INCOME FUND:

    SHAREHOLDER(S)                                       PERCENTAGE OWNED
Thomas H. Roulston II                                         10.95%
TRST Martha M. Barr Trust
2627 Fairmont Blvd.
Cleveland, Ohio 44106

Liqui Box Corp. EMP PSP                                        5.29%
William McBee Trustee
c/o The Hampton Company
320 Springside Drive
Suite 350
Akron, Ohio 44333

FAIRPORT GOVERNMENT SECURITIES FUND:

    SHAREHOLDER(S)                                       PERCENTAGE OWNED
Thomas H. Roulston II                                         23.64%
TRST Martha M. Barr Trust
2627 Fairmont Blvd.
Cleveland, Ohio 44106

Liqui Box Corp. EMP PSP                                       12.68%
William McBee Trustee
c/o The Hampton Company
320 Springside Drive
Suite 350
Akron, Ohio 44333

Charles Schwab & Co., Inc.                                     6.58%
Special Custody A/C for BNFT CUST
101 Montgomery Street
San Francisco, CA 94104

National City Bank, N.A.                                       5.83%
TRST Akron Porcelain & Plastics
Profit Sharing Plan
P.O. Box 94777
Cleveland, Ohio 44101

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

         The Trust and Roulston have entered into an Investment Advisory Agreement (the "Advisory Agreement") dated as of January 20, 1995. Pursuant to the Advisory Agreement, Roulston has agreed to provide investment advisory services to the Funds as described in the Prospectus. Prior subsequent to the effective date of the Reorganization, the Advisory Agreement will be approved by the initial shareholder of each Fund.

         The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any

Fund (including amounts payable to Roulston but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of such Fund are registered, Roulston will bear the amount of such excess. Roulston will not be required to bear expenses of the Fund to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

         Unless sooner terminated, the Advisory Agreement with respect to a Fund continues in effect until January 20, 1997, and thereafter continues for successive one-year periods ending January 20 of each year if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" below), and a majority of the Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Roulston. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Advisory Agreement provides that Roulston shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance by Roulston of its obligations under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of Roulston in the performance of its duties, or from negligent disregard by Roulston of its duties and obligations thereunder. Roulston from time to time may defray certain of the administrative costs of retirement accounts in connection with such accounts' investment in the Funds and may also pay certain costs associated with the distribution of the Funds' shares. Such costs will not be borne by the Funds.

         For the fiscal period of November 1, 1994 through October 31, 1995, Roulston earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Funds, including advisory services provided to the Acquired Funds during the first six months of such period.


                                          GROSS              ADVISORY                NET
                      FUND               ADVISORY              FEES               ADVISORY
                                       FEES EARNED            WAIVED            FEES RECEIVED
=============================================================================================
MIDWEST GROWTH FUND                      $341,934            $ 61,126              $280,808
-------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                   $175,714            $ 58,630              $117,084
-------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND               $ 29,634            $ 29,634              $      0
-------------------------------------------------------------------------------------------

                     TOTALS              $547,282            $149,390              $397,892
-------------------------------------------------------------------------------------------

         Roulston earned the following fees for investment advisory services provided to the Acquired Funds during the fiscal period of November 1, 1993 to October 31, 1994 and July 1, 1993 to October 31, 1993:


                  (11/01/93 to 10/31/94)


                                            GROSS             ADVISORY                 NET
           FUND                            ADVISORY             FEES                 ADVISORY
                                         FEES EARNED           WAIVED              FEES RECEIVED
================================================================================================
MIDWEST GROWTH FUND                        $188,000             $16,000              $172,000
------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                     $127,000             $28,000              $ 99,000
------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                 $ 32,000             $32,000              $      0
------------------------------------------------------------------------------------------------
                     TOTALS                $347,000             $76,000              $271,000
------------------------------------------------------------------------------------------------


                  (7/01/93 to 10/31/93)

                                            GROSS             ADVISORY                 NET
           FUND                            ADVISORY             FEES                 ADVISORY
                                         FEES EARNED           WAIVED              FEES RECEIVED
================================================================================================
MIDWEST GROWTH FUND                        $23,000             $23,000                  $0
------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                     $24,000             $24,000                  $0
------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                 $ 9,000              $9,000                  $0
------------------------------------------------------------------------------------------------
                     TOTALS                $56,000             $56,000                  $0
------------------------------------------------------------------------------------------------


THE ADMINISTRATOR

         The Trust and Fund/Plan Services, Inc. ("Fund/Plan"), the Administrator, #2 West Elm Street, Conshohocken, Pennsylvania 19428, have entered into an administration agreement dated January 20, 1995 (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of two years after its effective date and shall continue in effect for successive periods of two years unless terminated by either party on not less than 180 days' prior written notice to the other party.

         The Administrator assists in supervising all operations of each Fund (other than those performed by Roulston under the Advisory Agreement, by UMB Bank, N.A. under the Custodian Agreement and by the Administrator under the Accounting Services Agreement, the Transfer Agent Services Agreement and the Custody Administration and Agency Agreement).

         Under the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical, and certain bookkeeping services; prepare the periodic reports to the Securities and Exchange Commission (the "Commission") on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to

Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by Roulston under the Advisory Agreement, by UMB Bank, N.A. under the Custodian Agreement and by the Administrator under the Accounting Services Agreement, the Transfer Agent Services Agreement and the Custody Administration and Agency Agreement.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement equal to a fee, calculated daily and paid monthly, at the annual rate, subject to a $70,000 minimum annual fee, calculated as follows:

         .15% On the First $50 Million of Total Average Net Assets; .10% On the Next $50 Million of Total Average Net Assets; and .05% Of Total Average Net Assets in Excess of $100 Million of Average Net Assets.

         The Administrator also receives certain out-of-pocket expenses.


         For the fiscal period of May 1, 1995 through October 31, 1995, the Administrator earned the following amounts with respect to administrative services provided to the Funds:


                                        ADMINISTRATIVE
      FUND                                 FEES PAID
                                         TO FUND/PLAN
=======================================================
MIDWEST GROWTH FUND                          $33,600

GROWTH AND INCOME FUND                       $16,895
GOVERNMENT SECURITIES FUND                   $ 7,516
                    TOTAL                    $58,011

TRANSFER AGENT AND FUND ACCOUNTANT

         The Trust has entered into a Transfer Agent Services Agreement dated as of January 20, 1995 (the "Transfer Agent Agreement"), with Fund/Plan (the "Transfer Agent"), pursuant to which Fund/Plan has agreed to act as the transfer and dividend disbursing agent for each Fund. Pursuant to the Transfer Agent Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Trust's shareholders of record; processing shareholder purchase, redemption and exchange orders; processing transfers of shares of the Trust on the shareholder files and records; processing dividend payments and reinvestments; generating account statements; and assistance in the mailing of shareholder reports and proxy solicitation materials.

         In addition, the Transfer Agent provides certain fund accounting services to each of the Funds pursuant to an Accounting Services Agreement dated as of January 20, 1995. Such services include maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's Custodian, affirmation to that Fund's Custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's Custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund. In consideration for such services, each Fund has agreed to pay the Transfer Agent a fee, computed daily and paid periodically, at an annual rate calculated as follows:

         $24,000 Minimum to $20 Million of Average Net Assets; .04% On the Next $30 Million of Average Net Assets; .03% On the Next $50 Million of Average Net Assets; .01% Over $100 Million of Average Net Assets.

THE DISTRIBUTOR

         Roulston Research Corp. (the "Distributor"), a wholly owned subsidiary of Roulston, and the Trust are parties to a distribution agreement dated January 20, 1995 (the "Distribution

Agreement"). The Distributor will receive no compensation under the Distribution Agreement for distribution of shares of the Funds, but will receive payments under the Trust's Distribution and Shareholder Service Plan and Agreement described below.

         The Distribution Agreement shall remain in effect until January 20, 1997, and thereafter continues for successive one-year periods if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, the Distributor solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities.

DISTRIBUTION AND SHAREHOLDERS SERVICE PLAN

         As described in the Prospectus, the Trust has adopted a Distribution and Shareholder Service Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund.

         As required by Rule 12b-1, the Plan was approved by the initial sole shareholder of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of that Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a Fund may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of such Fund.

         The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and retention of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         As authorized by the Plan, the Distributor has agreed to provide certain shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services the Trust, on behalf of each Fund, has agreed to pay the Distributor a monthly fee, computed at the annual rate of
 .25% of the average aggregate net asset value of shares of that Fund held during the period in customer accounts for which the Distributor has provided services under the Plan. For the fiscal period from May 1, 1995 through October 31, 1995, such fees totaled $ 96,650 . The amounts incurred with respect to each Fund during such period are set forth below:

                                                       AMOUNTS
       FUND                                            INCURRED
                                                       PURSUANT
                                                     TO 12B-1 PLAN
==================================================================
MIDWEST GROWTH FUND                                     $58,561
GROWTH AND INCOME FUND                                  $27,717
GOVERNMENT SECURITIES FUND                              $10,372
                    TOTAL                               $96,650

         In addition, the Distributor may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain shareholder services including, but not limited to, those discussed above.

THE CUSTODIAN

         UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64141, has been selected to serve as the Funds' Custodian pursuant to the Custody Agreement dated January 20, 1995. In such capacity the Custodian will hold or arrange for the holding of all portfolio securities and other assets of the Funds.

LEGAL COUNSEL AND INDEPENDENT AUDITORS

         Baker & Hostetler, 65 East State Street, Columbus, Ohio 43215, is counsel to the Trust and will pass upon the legality of the shares offered thereby. The Trust has selected Ernst & Young LLP, 1300 Huntington Building, 925 Euclid Avenue, Cleveland, Ohio 44115-1405, as independent auditors for the Funds. The financial statements for the Funds at and for the fiscal year ended October 31, 1995, appearing as Appendix "B" in this Statement of Additional Information have been audited by Ernst & Young LLP as set forth in their report attached thereto and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

EXPENSES

         If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Roulston will reimburse that Fund by the amount of such excess. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Funds limits each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions and certain other expenses, to 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of such Fund's average net assets, and 1 1/2% of such Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Roulston or its affiliates for brokerage or other cash management services would not be included within Fund expenses for purposes of any such expense limitation.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TRANSACTIONS

         Roulston is authorized to select brokers and dealers to effect securities transactions for the Funds. Roulston will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Roulston seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

BROKERAGE COMMISSIONS

         Roulston may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to Roulston. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston will be in addition to and not in lieu of the services required to be performed by Roulston under the Advisory Agreement. If, in the judgment of Roulston, a Fund or other accounts managed by Roulston will be benefitted by supplemental research services, Roulston is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston will find all of such services of value in advising the Funds.

         It is expected that the Funds may execute brokerage or other agency transactions through the Distributor which is a registered broker/dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Commission.

         Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if written procedures approved by the Trust's Board of Trustees are in effect expressly permitting the Distributor to receive and retain such compensation. The rules of the Commission and such procedures further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. "Usual and customary" commissions are defined to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker/dealers, including the Distributor, in connection with such broker/dealer's payment of certain of a Fund's or the Trust's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

         Since the Reorganization, for the fiscal period of May 1, 1995 through October 31, 1995, brokerage commissions paid by the Trust on behalf of the Funds amounted to $ 71,140 . The total brokerage commissions attributable to each Fund are set forth below.


                                                      5/01/95
                     FUND                               TO
                                                     10/31/95
=============================================================
MIDWEST GROWTH FUND                                  $63,257
GROWTH AND INCOME FUND                               $ 7,883
GOVERNMENT SECURITIES FUND                           $ 0,000
                    TOTALS                           $71,140*


* Of this amount, $68,731 was paid to Roulston Research Corp. ("RRC"), an affiliate of Roulston, which represents 97% of the total commissions paid by the Trust to all brokers through whom trades were placed during the period.
In addition, 96% of the Trust's aggregate dollar amount of transactions were effected throug RRC.


         Prior to the Reorganization, the Trust paid the following brokerage commissions on behalf of the Funds during the period shown:


                                             7/01/93   11/01/93   11/01/94
                      FUND                     TO         TO         TO
                                            10/31/93   10/31/94    4/30/95
==========================================================================
MIDWEST GROWTH FUND                         $4,106     $83,351    $78,378
GROWTH AND INCOME FUND                      $4,004     $12,948    $ 6,877

GOVERNMENT SECURITIES FUND                   $0,000    $ 0,000  $ 0,000
                     TOTALS                  $8,110    $96,299  $85,255


         It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, Roulston may place portfolio orders with qualified broker/dealers who recommend such Funds' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker/dealers.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Trust is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rates for the fiscal years ended October 31, 1995 and 1994, for the MIDWEST GROWTH FUND were 46.51% and 77.57%, respectively; for the GROWTH AND INCOME FUND were 13.36% and 35.16%, respectively; and for the GOVERNMENT FUND were 1.28% and 24.14%, respectively. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the time the New York Stock Exchange (the "Exchange") closes, on each Business Day. A "Business Day" is any day the Exchange is open for business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Equity securities which are listed or admitted to trading on a national securities exchange will be valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair values a determined in good faith by the Board of Trustees.

         Valuations of fixed and variable income securities ("debt securities") are supplied by independent pricing services used by Fund/Plan, as administrator, which have been approved by the Trustees of the Trust. Valuations are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications at to value from recognized dealers, and general market conditions. The pricing services may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Debt securities for which market quotations are readily available are valued based upon those quotations. The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the debt security. In such instances the debt security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Funds' shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Funds' shares, at its address and number set forth above, and through other broker-dealers who are members of the National Association of Securities Dealers, Inc.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

                                      TAXES

         Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other dispo sition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, such Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afford ed regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for Federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on long-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's Federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro-rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

         Each Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of a Fund, if such shareholder (1) fails to furnish the Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a sub stitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. As of the date hereof, several proposals have been introduced by the 104th Congress which, if enacted, could affect much of the information contained in this section. However, it is not possible at this time to assess which, if any, of such proposals will be acted upon and the effect thereof, if any, on this information.

                             PERFORMANCE INFORMATION

YIELD

         As summarized in the Prospectus under the heading "PERFORMANCE OF THE FUNDS," the yield of a Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of such Fund.

         For the 30-day period ended October 31, 1995, the yields for FAIRPORT MIDWEST GROWTH FUND, FAIRPORT GROWTH AND INCOME FUND and FAIRPORT GOVERNMENT SECURITIES FUND were 0.21%, 1.19% and 4.99%, respectively.

CALCULATION OF TOTAL RETURN

         Each quotation of average annual total return will be computed by finding the average annual com pounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                                    P((T + 1)to the Nth power)= ERV

         Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all Shareholder accounts assuming such Fund's average account size. Aggregate total return is a measure of change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         For the one year period ended October 31, 1995, and the period from July 1, 1993 (commencement of operations) through October 31, 1995, the average annual total returns for the Funds were as follows:

                                                       7/01/93             11/01/94
        FUND                                             TO                   TO
                                                      10/31/95             10/31/95
===================================================================================
MIDWEST GROWTH FUND                                    17.34%               18.17%
GROWTH & INCOME FUND                                   11.07%               17.36%
GOVERNMENT SECURITIES FUND                              4.03%               14.76%

         At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that Share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

PERFORMANCE COMPARISONS

         Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and Ibbotson Associates of Chicago, Illinois. Comparison may also be made to indices or data published in various financial and business publications and periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                                OTHER INFORMATION

DESCRIPTION OF SHARES

         The Trust is an Ohio business trust. The Trust was organized on September 16, 1994, and the Trust's Declaration of Trust was filed with the Secretary of State of Ohio on September 19, 1994. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has three series of shares, which represent interests in the Funds. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to a particular Fund that is allocated to the Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectus and this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or a Fund, means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or that Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Fund.

MISCELLANEOUS

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Trust entitled to vote may cause the Trustees to call a special meeting. However, the Trust has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Trust entitled to vote and that the Trust will assist in communications with other shareholders as required by ss.16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

         The Trust is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

APPENDIX "A"

                              RATINGS OF SECURITIES

                            COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION:

Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

MOODY'S INVESTORS SERVICE, INC.:

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

FITCH INVESTORS SERVICE, INC.:

Commercial paper rated "F-1" by Fitch Investors Service, Inc. ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated "F-2" by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., "F-1." The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

                             CORPORATE DEBT RATINGS

STANDARD & POOR'S CORPORATION:

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues

                                  Appendix A-1
only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and "B" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

MOODY'S INVESTORS SERVICE, INC.:

The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities. Bonds that are rated "A" by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated "Baa" by Moody's are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of

                                  Appendix A-2
position characterizes bonds in this class. Bond which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


                                  Appendix A-3

DUFF:

The following summarizes the six highest long-term debt ratings by Duff. Debt rated "AAA" has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated "BB" is below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated "B" is below investment-grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within this major rating category.

FITCH:

The following summarizes the six highest long-term debt ratings by Fitch (except for "AAA" ratings, plus(+) or minus (-) signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment-grade is higher than for bonds with higher ratings. Bonds rated "BB" are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated "B" are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety

                                  Appendix A-4
and the need for reasonable business and economic activity throughout the life of the issue.

                                  Appendix A-5

IBCA:

The following summarizes IBCA's six highest long-term debt ratings. Obligations rated "AAA" are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated "AA" are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated "A" are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated "BBB" are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Obligations rated "BB" are those for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Obligations rated "B" are those for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

THOMPSON:

The following summarizes Thomson's description of its six highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). "AAA" is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. "AA" is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. "A" is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. "BBB" is the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment-grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated "B" show a higher degree of uncertainty and therefore greater likelihood of default that higher rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

                                  Appendix A-6